                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      January 21, 2003 (January 7, 2003)
                      ----------------------------------
               Date of Report (Date of earliest event reported)


                         REGENERON PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEW YORK                   0-19034                   No. 13-3444607
----------------------------       -----------                 -------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


             777 OLD SAW MILL RIVER ROAD, TARRYTOWN, NY 10591-6707
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (914) 347-7000


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.  OTHER EVENTS.

                  On January 7, 2003, the Company issued two press releases, copies of which are included as exhibits to this filing.

                  On January 17, 2003, the Company issued a press release, a copy of which is included as an exhibit to this filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

                           99(a)   Press Release dated January 7, 2003.
                           99(b)   Press Release dated January 7, 2003.
                           99(c)   Press Release dated January 17, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      REGENERON PHARMACEUTICALS, INC.

                                      By: /s/ Stuart Kolinski
                                          ------------------------------------
                                              Stuart Kolinski
                                              Vice President & General Counsel


Date: January 21, 2003

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